Exhibit 99.1

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

                         FULFILLMENT SERVICES AGREEMENT

         This FULFILLMENT SERVICES AGREEMENT (the "Agreement") is made and entered into as of the 11th day of April, 2007, by and between FULFILLMENT TECHNOLOGIES, LLC, an Ohio limited liability company (the "Company"), and BLUEFLY, INC., a Delaware corporation (the "Client"). Company is in the business of providing various fulfillment services on behalf of its clients, and Client desires to engage Company to perform certain fulfillment services, all in accordance with the terms and conditions of this Agreement. Company and Client agree as follows:

SECTION 1.        SERVICES

          a.      Fulfillment Services and Rates

         During the term of this Agreement, Company agrees to provide Client with the fulfillment services specified in Exhibit A (the "Services") and Client will pay Company for the Services at the particular rates and prices set forth in Exhibit C. Any services not listed on Exhibit A which are provided by Company as requested by Client will be charged at Company's then current rates and will be paid by Client on a timely basis in accordance with Exhibit C. Company's performance of the Services will be measured in accordance with the service levels (the
         "Service Levels") as set forth in Exhibit B. The parties acknowledge that the Company's performance of the Services will not be liable for any penalties resulting from any failure to meet the Service Levels until ninety (90) days following the live operation at Company's location, provided that the Company shall make best efforts to meet the Service Levels during such 90-day period. All of the terms of Exhibit A, Exhibit B, and Exhibit C are hereby incorporated herein and made a part hereof as if such terms were fully set forth in this Agreement.

          b.      [reserved]

          c.      Material Changes in Scope of Services

         Client may request a material adjustment to the scope of Services provided by Company to Client, or may add additional Services, by submitting a proposed Update to Company. Provided that Company agrees to provide such additional Services, the Update shall be signed by both parties and attached to this Agreement. The Update shall provide for reasonable price adjustments to compensate Company for any increases in Services involving increased labor or other costs, provided such price adjustments are agreed to by Client. If the parties are unable, in good faith, to agree upon an adjustment to Services or Fees, then either party may terminate this Agreement upon one hundred and twenty (120) days prior written notice to the other party.

SECTION 2.        TERM, TERMINATION AND EVENTS OF DEFAULT

          a. The term of this Agreement will be effective as of the date of the Agreement and will continue thereafter until:

                  i. the fifth (5th) anniversary of the effective date (provided that, following such 5th anniversary this Agreement shall be automatically renewed on month-to-month basis until either party shall have given the other one hundred and twenty (120) days prior written notice of non-renewal);

                  ii. one party provides written notice of termination to the other party at least one hundred twenty (120) days prior to the date of such termination, provided, however, that neither party may terminate this Agreement prior to the second (2nd) anniversary of the effective date; or

                  iii.    otherwise terminated as provided in this Agreement.

          b. Any of the following shall constitute an event of default hereunder ("Event of Default"):

                  i. either party is in default of its monetary obligations under this Agreement and such default is not cured within seven (7) days of written notice hereof;

                  ii. either party is in material default of any of its obligations under this Agreement other than a monetary obligation and such material default is not cured within thirty (30) days of written notice hereof;

                  iii. the Company shall consistently fail to meet the Service Levels;

                  iv. the Client is notified that any of the representations and warranties contained in the representation letter provided by the Company's Chief Executive Officer on or about the date hereof are no longer true and correct in all respects; or

                  v. either party files a petition in bankruptcy or files for a reorganization or for the appointment of a receiver or trustee for all or substantially all of its property, or makes an assignment or petitions for or enters into an arrangement for the benefit of its creditors, or if a petition in bankruptcy is filed against either party which is not discharged within sixty
(60) days thereafter.

          c. Should any Event of Default occur, the non-defaulting party may do one or more of the following, in addition to all other remedies available to it at law, in equity, or otherwise:

                  i. by written notice to the other party, declare this Agreement terminated (it being understood and agreed that, in the event of a termination by the Client, it may specify an effective date for termination that is up to 120 days after the date of delivery of such notice); and/or

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

                  ii. declare any amounts due and payable from the other party to be immediately due and payable; and/or

                  iii. refuse to perform any of its obligations under this Agreement until the default is cured.

          d. Upon any termination or expiration of this Agreement, Company shall perform Close Down Services (as hereinafter defined) for Client. Labor shall be charged at Company's then prevailing labor rates. Materials shall be charged at [***]. The sum of Labor and Materials are herein defined as the "Close Down Fees." Close Down Fees will be due by wire transfer on each Monday for the Labor supplied and Materials purchased through the previous Friday. For purposes of this Agreement, "Close Down Services" shall mean all activities necessary to remove Client's inventory from Company's facilities and ship it to a replacement facility, transferring Client data from Company's computer systems to replacement systems and such other activities as may be reasonably necessary to transition the services provided by Company to Client and/or another third party provider. Company and Client each acknowledge that the success of Client's and Company's business will depend upon Client's obligation to make timely payments and upon Company's ability to perform the Close Down Services in a professional manner and in accordance with the schedule for completion agreed upon by the parties in good faith, and that the failure to do so would have a material adverse effect on the Company's business. Accordingly, time is of the essence in the performance of all Close Down Services and payment for Close Down Services.

Section 3.        Obligations

          a. In addition to Client's other obligations set forth in this Agreement, Client shall provide Company with all the information (collectively the "Data") that Company reasonably believes is required to perform the Services in a timely manner. Upon receipt of the Data, the parties shall agree upon a mutually agreeable start date for each fulfillment project under this Agreement.

          b. In performing its obligations under this Agreement, each party understands that "time is of the essence" and that its performance under this Agreement is necessary to enable the other party to perform under this Agreement. Each party agrees that if it does not perform its obligations under this Agreement, the other party will not be considered in default under this Agreement or penalized therefore to the extent that such default is caused by the other party's failure to perform, and the party that caused such default will remain fully liable for all obligations under this Agreement regardless of any failure by the other party to perform its obligations.

          c. Client or its agents shall, during normal business hours and upon reasonable advance notice, have the right to inspect the Client inventory located at Company's facility and audit the books and records of Company pertaining to such merchandise and the Services. In addition, Client shall be permitted to station employees at Company's facility in order to monitor the provision of the Services.

SECTION 4.        INCORPORATION OF STANDARD TERMS AND CONDITIONS

          All of the terms, provisions and conditions of the Standard Terms and Conditions attached hereto as Exhibit B are hereby incorporated herein and made a part hereof as if such terms, provisions and conditions were fully set forth in this Agreement.

SECTION 5.        INDEPENDENT CONTRACTOR

          Nothing contained in this Agreement shall be construed or interpreted as creating a relationship of principal and agent, partnership, joint venture or any other relationship between Client and Company other than that of independent contractors contracting for the provision and acceptance of Services.

SECTION 6.        MISCELLANEOUS

          This Agreement will be interpreted, construed and enforced according to, and governed by, the laws of the United States in the State of New York, without giving effect to any conflicts of law provisions. Each party hereby expressly submits to the exclusive jurisdiction of the federal and state courts situated in New York City, New York with respect to any claims, demands or causes of action asserted by any party in any way relating to or arising out of this Agreement or the subject matter hereof This Agreement and the Exhibits hereto constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede all negotiations and prior agreements between the parties relating to the subject matter hereof.

          The parties have duly executed and delivered this Agreement as of the date first written above:

                                            COMPANY:

                                                 FULFILLMENT TECHNOLOGIES, LLC


                                                 By:    /s/ David H. Cook
                                                        ------------------------
                                                 Name:  Mr. David H. Cook
                                                 Title: Chief Executive Officer

                                                 CLIENT:

                                                 BLUEFLY, INC.

                                                 By:    /s/ Patrick C. Barry
                                                        ------------------------
                                                 Name:  Patrick C. Barry
                                                 Title: COO and CFO

                                    EXHIBIT A

                                    EXHIBIT A

                           ORDER FULFILLMENT SERVICES

Order Fulfillment Tasks                         Order Fulfillment Description

o  Web Order download/receipt                      o   Order download review
o  Web Order reject resolution                     o   Order download resolution
o  Refund Processing                               o   Return to Vendor Processing, Picking and Routing
o  Order Tracking and Prioritization
o  Closeout Orders
o  Return to Vendor

o  Receiving                                    o  Warehouse Operations
o  Putaway Process                                 o   Appointment Scheduling
o  Backorder Management                            o   Unloading Palletized Cartons
o  Inbound Quality Assurance                       o   Entry of Receipt
o  Inventory Management                            o   Quality Assurance Sampling
o  Storage                                         o   Putaway into Active Bin Locations
o  Cycle Counting Inventory                        o   Storage
o  Order Picking                                   o   Random, Periodic Cycle Count
o  Packing Order for Shipment                      o   Order Picking
o  Shipping and Manifesting Order                  o   Packing in Standard Carton
o  Outbound Package Rate Shopping                  o   Insertion of Packing Slip + Collateral
o  Returns Receipt and Processing                  o   Outbound Detailed Order Checking
o  Custom Invoice Pack Slip                        o   "Best Way" shipment processing
o  Packaging Supplies                              o   Returns receipt
o  Outbound Quality Assurance                      o   Returns entry
                                                   o   Custom Invoice Pack Slip

o  Issue Resolution                             o  Client Services
o  Account Management                              o   Status reporting
o  Respond to all Customer Service Inquiries       o   Liaison to Bluefly
o  Support Marketing Activities                    o   Issue Resolution
                                                   o   Partner sales order confirmation
                                                   o   Consumer/product data export

o  Systems Support                              o  Information Technology
o  Standard reports                                o   Integration Support
o  Product Database Maintenance                    o   Application Support
o  Customer Database Extracts and Support          o   Database Management
o  Training all Associates                         o   Systems Training
                                                   o   Standard Reports & Extracts

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

                                    EXHIBIT B

                              PERFORMANCE MEASURES

1.       INTRODUCTION

This Exhibit B is intended by the Parties to provide a description of Performance Measures by which Company's performance of the Services will be measured.

2.       GENERAL DEFINITIONS:

2.1      GENERAL DEFINITIONS

         For the purposes of this Exhibit B, the following definitions shall apply:

         "BUSINESS DAY" shall mean Monday through Friday except any day that is a United States national holiday.

         "NORMAL BUSINESS HOURS" shall mean Normal Office hours of 8:00 AM to 4:30 PM EST, Monday through Friday

         "PRODUCTION HOURS" shall mean Normal Order Processing hours of 7:00 AM to 7:30 PM EST, Monday through Saturday and 7:00 AM to 3:30 PM, Sunday.

         "CUSTOMER SERVICE DAY" shall mean Monday through Sunday.

         "CUSTOMER SERVICE HOURS" shall mean twenty-four (24) hours each day, seven (7) days each week.

         "WHOLESALE COST" shall mean Bluefly's Purchased Cost Price as stored in the Warehouse Management System ("WMS").

3.       DEFINITIONS OF PERFORMANCE MEASURES

The Services contemplated under the Agreement shall be performed in accordance with the following Performance Measures during normal business hours (unless otherwise provided below). [***]

3.1      Cycle Time Standard

         Company will, averaged over each calendar month, meet the following cycle time standards for all orders received:

              o   [***]

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

         Orders that are consciously set on hold due to any inability to fulfill the order (e.g. as a result of the absence of parts of the order), will be excluded from the Cycle Time Standard provided such inability is not due to a failure by Company to satisfy any other Performance Measure. Except as set forth above or as otherwise directed by Client, orders will be processed on a first-in first-out basis.

3.2      Order Accuracy

         Company will, averaged over each calendar month, maintain a [***] percent ([***]%) order accuracy standard for all orders received.

3.3      Returns Processing

         Company will, averaged over each calendar month, fully process returns (including quality assurance, refurbishment, put-away and all other actions necessary to make such return available for sale) within [***] of receipt of the returned parcel. Except as otherwise directed by Client, returns will be processed on a first-in, first-out basis.

3.4      Incoming Inventory

         Company will, averaged over each calendar month, make all incoming inventory available for sale within [***] of the arrival of the merchandise. Company will inspect incoming inventory for quality assurance in accordance with Client business rules. Except as otherwise directed by Client, inventory will be received on a first-in, first-out basis.

3.5      [reserved]

3.6      [reserved]

3.7      Inventory Shrink

         Company will maintain inventory shrink at less than [***] percent ([***]%) on a net annual cost basis.

All Performance Measures will be evaluated from Company's Business Systems information or operational records. Client reserves the right to audit such information and records from time to time.

4.       MAINTAINING PERFORMANCE MEASURES

Company shall be excused from meeting Performance Measures for a reason attributable to:

         1. Client's responsibility For example, Company shall be excused form meeting the INCOMING INVENTORY MEASURE for receiving inventory in an untimely manner until such time as it has received a purchase order with respect to such inventory.

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

         2.  Force Majeure as described in this Agreement.

In the event Company fails to maintain one or more of the Performance Measures set forth in section 3.1 to 3.6 above, and such failure is unexcused, Client may reduce the payment to Company as described in this Section 4 ("Reduction
Credit"). The Reduction Credit shall be calculated by multiplying the Service Level Diversity Factor (as defined below) by the Service Level Deficiency (as defined below) by to total amount invoiced to Client during that Period. For each failed Performance Measure "Service Level Deficiency" is the difference between Company's actual performance and the standard of performance specified by the Performance Measure in percentages. The Service Level Diversity Factors of the Performance Measures are as follows:

                                            SERVICE LEVEL DIVERSITY FACTOR
                                            (Percent  of the  Total  Units
         PERFORMANCE MEASURE                  Shipped during the Period)
--------------------------------------      ------------------------------
3.1      Cycle Time Standard                            [***]%
3.2      Order Accuracy                                 [***]%
3.3      Returns Processing                             [***]%
3.4      Incoming Inventory                             [***]%

Examples of calculation of the reduction of payments are set forth in Exhibit B-1.

5.       MAINTENANCE OF INVENTORY SHRINK

In the event Company fails to meet the Inventory Shrink Performance Measure set forth in section 3.7 above and such failure is unexcused, Company shall pay client a compensation for any Inventory Performance Deficiency at Wholesale Cost. The Inventory Performance Deficiency is measured annually after the physical inventory is performed and is calculated by multiplying the System Inventory at Wholesale Cost (i.e. inventory reflected by Company records (not including any inventory adjustments made during the course of the year as a result of prior shrinkage)) by the Service Level Deficiency (i.e. the difference between the actual Inventory Shrink and the Performance Measure in percentage). An example of calculation of the Inventory Performance Deficiency and the compensation is set forth in Exhibit B-2.

6.       CAPACITIES AND DAILY VOLUME PROJECTIONS

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

Client shall provide Company with a monthly estimate of its Daily Volume Projection thirty (30) days prior to the start of the month. Client shall use commercially reasonable efforts to provide Company with updated estimates of its daily volume.

If the actual average daily order volume for any calendar month is greater than [***] percent ([***]%) of Client's Daily Volume Projection, then Company is excused from meeting the Cycle Time Standard described herein for all orders that exceed these limits. Those orders that exceed these limits shall be combined with the orders to be packed the following day.

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

                                   EXHIBIT B-1

EXAMPLE 1 - ORDER ACCURACY

In the following examples, Performance Measure Examples are calculated using the Catalog Flat Rate Pricing.

1. DATA RELATING PERFORMANCE MEASURE

ORDER                                       ORDERS                SERVICE LEVEL
RECEIVED    PERFORMANCE MEASURE       ACCURATELY SHIPPED            DIVERSITY
  [***]         [***]%                      [***]                      [***]%


Acceptable Standard is [***] accurately-shipped orders ([***]% of [***]) Company correctly shipped [***] or [***]% ([***] x [***] / [***])

2. CALCULATION OF THE SERVICE DEFICIENCY

PERFORMANCE MEASURE       ORDER ACCURACY                SERVICE LEVEL DEFICIENCY
      [***]%               -  [***]%  =                         [***]%

3. CALCULATION OF THE GROSS INVOICE

ORDERS SHIPPED        COST PER ORDER        GROSS INVOICE
     [***]               $[***]                $[***]

4. CALCULATION OF THE REDUCTION OF PAYMENTS

     FILLTEK GROSS        SERVICE LEVEL       SERVICE LEVEL
        INVOICE            DEFICIENCY           DIVERSITY                CREDIT
         $[***]             x [***]             x [***]                  $[***]

                                                  ------------------------------
                                                   NET INVOICE:          $[***]
                                                  ------------------------------

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

EXAMPLE 2 - RETURNS PROCESSING

1. DATA RELATING PERFORMANCE MEASURE

                                        RETURNS PROCESSED         SERVICE LEVEL
RETURNS     PERFORMANCE MEASURE       WITHIN 1  BUSINESS DAY        DIVERSITY
 [***]          [***]%                      [***]                    [***]%

Company is responsible for fully processing [***] returns within [***] ([***]% of [***])

Company fully processed [***] returns within [***] or [***]% ([***] x [***]
  / [***])

2. CALCULATION OF THE SERVICE DEFICIENCY

                            RETURNS PROCESSED
PERFORMANCE MEASURE       WITHIN 2 BUSINESS DAYS        SERVICE LEVEL DEFICIENCY
      [***]%               -      [***]%      =                 [***]%

3. CALCULATION OF THE GROSS INVOICE

ORDERS SHIPPED        COST PER ORDER        FULFILLMENT INVOICED
     [***]               $[***]                   $[***]

4. CALCULATION OF THE REDUCTION OF PAYMENTS

                          SERVICE LEVEL       SERVICE LEVEL
     GROSS INVOICE         DEFICIENCY           DIVERSITY                CREDIT
        $[***]              x [***]             x [***]                  $[***]

                                                  ------------------------------
                                                   NET INVOICE:          $[***]
                                                  ------------------------------

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

EXAMPLE 3 - CYCLE TIME STANDARD

1. DATA RELATING PERFORMANCE MEASURE
                                                 ORDERS FILLED    SERVICE LEVEL
ORDERS DURING THE MONTH    PERFORMANCE MEASURE       TIMELY         DIVERSITY
            [***]               [***]%                [***]           [***]%

2. CALCULATION OF THE SERVICE DEFICIENCY

PERFORMANCE MEASURE       SERVICE LEVEL ACHIEVED        SERVICE LEVEL DEFICIENCY
     [***]%                -      [***]%      =                 [***]%

3. CALCULATION OF THE FILLTEK GROSS INVOICE

ORDERS SHIPPED        COST PER ORDER        FULFILLMENT INVOICED
     [***]               $[***]                   $[***]

4. CALCULATION OF THE REDUCTION OF PAYMENTS

     FILLTEK GROSS        SERVICE LEVEL       SERVICE LEVEL
        INVOICE            DEFICIENCY           DIVERSITY                CREDIT
        $[***]              x [***]             x [***]                  $[***]

                                                  ------------------------------
                                                   NET INVOICE:          $[***]
                                                  ------------------------------

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

EXAMPLE 4 - INCOMING INVENTORY

1. DATA RELATING PERFORMANCE MEASURE

                                       RECEIPTS PROCESSED         SERVICE LEVEL
RECEIPTS         PERFORMANCE MEASURE   WITHIN 1 BUSINESS DAY        DIVERSITY
  [***]               [***]%                 [***]                    [***]%

Company is responsible for fully processing [***] receipts within [***] ([***]%
 of [***])
Company fully processed [***] receipts within [***] or [***]% ([***] x [***]
 / [***])

2. CALCULATION OF THE SERVICE DEFICIENCY

                          RECEIPTS PROCESSED
PERFORMANCE MEASURE       OVER 1 BUSINESS DAY           SERVICE LEVEL DEFICIENCY
     [***]%                -      [***]%    =                   [***]%

3. CALCULATION OF THE GROSS INVOICE

ORDERS SHIPPED        COST PER ORDER        FULFILLMENT INVOICED
     [***]               $[***]                   $[***]

4. CALCULATION OF THE REDUCTION OF PAYMENTS

                          SERVICE LEVEL       SERVICE LEVEL
     GROSS INVOICE         DEFICIENCY           DIVERSITY                CREDIT
        $[***]              x [***]             x [***]                  $[***]

                                                  ------------------------------
                                                   NET INVOICE:          $[***]
                                                  ------------------------------

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

EXHIBIT B-2

       EXAMPLE OF CALCULATION OF THE INVENTORY PERFORMANCE DEFICIENCY AND
                                  COMPENSATION

1. DATA RELATING PERFORMANCE MEASURE

Total System Inventory
handled for period at                          Actual Inventory   Service Level
Wholesale Cost           Performance Measure       Shrink           Diversity
$[***]                   [***]%                $[***]             [***]%

Total System Inventory handled for Period at Client's Wholesale Cost = Total Cycle Count Adjustments for the Period /[Beginning Inventory Balance + Total Receipts for the Period]

Note: Total Cycle Count adjustment(s) for the Period include cycle count adjustments plus any adjustments made during the physical inventory. Inventory count changes dues to scrap (non-saleable merchandise), supplier shortages, and other reasons that are not the responsibility of Company shall not be included in the Cycle Count Adjustments

Company is responsible for maintaining inventory shrink of less than [***]% or $[***] ([***]% of [***]).

Physical inventory results in a physical inventory accuracy of [***]% or an actual inventory shrink of [***]% ($[***] x [***] / $[***] = [***]%)

2. CALCULATION OF THE SERVICE DEFICIENCY

Actual Inventory Shrink      Performance Measure      Service Level Deficiency
[***]%                       -     [***]%     =       [***]%

3. CALCULATION OF THE INVENTORY PERFORMANCE DEFICIENCY AND COMPENSATION

                                            Compensation (Less than Zero,
Inventory Shrink   Actual Inventory        Credit due Client; Greater than
Allowance              Shrink                  Zero No Compensation due)
$[***]             - $[***]                ($[***])

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

EXHIBIT C

                                RATES AND PRICES

FLAT RATE PRICING FOR BLUEFLY ORDER FULFILLMENT

ORDER FULFILLMENT PRICING:                 ORDER FULFILLMENT ASSUMPTIONS:             FLAT RATE PRICING:
---------------------------------------    ---------------------------------------    ------------------------------
Order Fulfillment Pricing includes:        o    2007 Estimated Order Volume:          Flat Rate = $[***]per Order
o    Order download/receipt                     o   Orders = [***]
o    Order reject resolution               o    Average Order = Approximately
o    Order Tracking                             [***]Units/Order
o    Payment Processor Interface           o    Returns/Exchanges = [***]%
o    Receiving (including tagging,         o    Backorders = [***]%
     poly-bagging, hangars, etc.)          o    Order Configuration
o    Inbound marking where required             o   [***]
o    Inbound Quality Assurance             o    Total Number of SKU's = [***]
o    Return Processing and                 o    Total Active SKU's = [***] ([***]%
     Re-Processing                              active at any given time)
o    Putaway                               o    Storage <[***]Pallets
o    Inventory Management                  o    Bluefly to provide the following
o    Storage                                    supplies:
o    Cycle Counting                                 o    Gift Boxes
o    Pick, Pack and Ship Units                      o    Shopping bags
o    Outbound Packaging including:                  o    Storage bags
         o    Corrugated Carton                     o    Tissue
         o    Outbound label                        o    Security Seals
         o    Customer Invoice                      o    Other branded Bluefly
         o    Void Fill, where required                  Supplies
o    Outbound Quality Assurance            o    Customer Service by Bluefly
o    Rate Shopping
o    Gift Box processing
o    Backorder Processing
o    FTC Notices
o    Issue Resolution
o    Account Management
o    Systems Support
o    Standard reports
Integration and Information Conversion     FillTek to provide Standard Integration    Fixed Price = $[***]pursuant
Services Pricing                           and Custom Pack Slip Development to        to S.O.W.
                                           Bluefly's business systems
Initial Inventory Build-up                 One-time charge to receive, locate and     Estimated Price = $[***]per
                                           putaway first time inventory shipped       labor hour
                                           from Client's current third party
                                           fulfillment center

Flat Rate Order Fulfillment Pricing is Guaranteed within [***]% of Forecast by Bluefly. If actual Assumptions differ from Plan by more than [***]%, FillTek may elect to Review the Fixed Capital Investment and Variable Costs with Bluefly as set forth in note 1 below.

NOTES:

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential  treatment.  The  omitted  portions,   marked  "[***],"  have  been
separately filed with the Securities and Exchange Commission.

     1. Client recognizes that Company's pricing covers substantial fixed costs and variable costs that are sensitive with should actual activity vary from the Assumed Working Parameters above. Accordingly, if the actual Working Parameters taken as a whole materially vary from the Assumed Order Fulfillment Assumptions, then this shall constitute a Material Change in Scope of Services, and Client and Company agree to negotiate in good faith equitable compensation adjustments in the above table(s). The parties agree to engage in such good faith negotiations for at least 60 days following Company's notification that a material change has occurred. If the parties are unable to reach agreement by the end of such period, either party shall thereafter have the right to terminate this Agreement on 120 days written notice to the other.

     2. Overtime: Company shall provide the appropriate number of employees necessary to meet Client's volume projection activity during Company's normal production hours without incurring overtime billable to Client. However, Client may, from time to time, request Company to operate the Distribution Center at times other than normal production hours, which may result in Company working overtime. Company shall receive authorization from Client in advance prior to working any billable overtime. Client shall not be responsible for, or pay, any overtime charges resulting from Company's inefficiencies in providing the Services. Approved overtime shall be paid at the rate of $[***]per overtime hour in addition to the rates listed in the chart above.

                                    EXHIBIT D

                          STANDARD TERMS AND CONDITIONS

The Fulfillment Services Agreement (the "Agreement") between Company and Client will incorporate and be subject to the following standard terms and conditions:

     1.  [Reserved]

     2.  PAYMENT  TERMS:  Client shall be invoiced for the Services on the first
         (1st) and fifteenth (15th) days of each month. Payment of invoices is due fifteen (15) calendar days from the receipt of the invoice.
         Invoices remaining unpaid after the due date shall bear interest thereafter at the rate of one and one half percent (1 1/2 %) per month. Client will pay all costs incurred by Company in collecting delinquent invoices, including attorney's fees.

     3. TAXES: Client agrees to pay all invoices without offset, withholding, or other reduction of any kind. Client shall pay all service, sales, use and value-added taxes, duties, assessments and any other taxes or fees (except for any income taxes payable by Company) which may be assessed or levied by any governmental authority with respect to the Services provided by Company to Client pursuant to this Agreement.

     4. POSTAGE/FREIGHT COSTS: Company shall not, at any time, be caused to expend its own funds to pay for postage, shipping, or similar expenses on behalf of Client. Company will assist in establishing accounts with freight carriers on behalf of Client to ensure direct invoicing to Client for packages shipped from or to Company's warehouse.

     5. ACCEPTANCE OF ORDER: Company may refuse at any time to mail any copy, photographs, illustrations or products of any kind that in Company's sole judgment is believed not to be in compliance with specific terms of the order.

     6. MAILING LISTS: Client's mailing list(s) in Company's possession, for storage or otherwise, is the exclusive property of Client and will be used only at Client's instructions. Company will provide reasonable protection against the loss of Client's list, including adequate backup procedures for all files and programs. Company will pay for the cost of reentering such lists in the database in the event of systems failure, loss by fire, vandalism, theft, or such other causes (excluding destruction of the list due to Client's negligence or willful misconduct), provided that Client has and makes available to Company a duplicate list or has and makes available to Company the source material from which the list was compiled. Company will not be liable or responsible for compiling such lists nor for an intangible or special value attached thereto. Client will maintain a back-up copy of all lists. Company is not responsible for the accuracy of lists supplied by Client, a list broker or a third party designated by Client or for removing duplicate names or addresses from any list. Company will provide reasonable options and means, upon Client's approval, for individuals to remove their names from any call or mailing list.

     7. MATERIALS: Client shall provide Company with sufficient inventory or adequate resources of supply to meet anticipated demand. Cost for backorders, delay notices, canceled orders and increased Client service resulting from out of stock conditions will be billed as an additional cost to Client.

     8. SPOILAGE, COUNTS, SHRINKAGE AND LOSSES: Client understands that all fulfillment, printing, assembly, shipment and direct mail handling and processing involves spoilage. Allowances for spoilage shall be taken into consideration in ordering material. Company will use reasonable efforts to handle Client's material with frugality and to lessen undue spoilage. Nevertheless, Company will not be responsible for shortages of material as a result of spoilage or shrinkage in the process, except as set forth in Exhibit B. In all instances, Company's liability for any losses will be limited to the cost of materials, and will not include incidental or consequential costs, such as loss of sales. Company will not be liable for any loss or injury to products or materials stored however caused unless the loss or injury resulted from the failure by Company to exercise reasonable care, and Company is not liable for damages which could not have been avoided by exercise of such care. In no event will Company be liable for the loss of products or materials due to inventory shortage or unexplained or mysterious disappearance unless Client establishes such loss occurred directly as a result of Company's failure to exercise reasonable care. Any presumption of conversion imposed by law will not apply to such a loss, and a claim of conversion shall be established only by affirmative evidence that Company converted the products or materials to its own use. Company will use commercially reasonable efforts to ensure all Client inventory will be maintained in a segregated area, and Company will use best efforts to limit access to such area to Client and Company personnel.

         Unless otherwise agreed upon, prices quoted assume usage of Company's standard cartons, envelopes, and packaging materials. Custom or specified materials may involve additional materials and handling charges and longer lead times.

     9. OVERAGES: Client shall advise Company, in advance of a job, with respect to the disposition of overages. Overages may be returned to Client, stored or destroyed, as determined by Company. If items are stored or returned, separate applicable storage and delivery charges will be added. Material may be automatically destroyed after thirty
         (30) days following Client's failure to respond to dispositions request or to pay for storage.

     10. DELIVERY SCHEDULES: Company will make all reasonable efforts to meet scheduled delivery dates, but because of the many factors outside of its control, Company accepts no liability, except as set forth in Exhibit B, for failure to meet scheduled dates if reasonable efforts are undertaken. Company is not responsible for delays in mail/shipment dates due to delays in receipt of Client materials (e.g., data, films, printed matter, postage, etc.). In addition, Company has no control over routine U. S. Postal Service, United Parcel or common carriers' delivery schedules and cannot guarantee when mail or shipments released will be delivered by such carriers. All orders are accepted subject to delays caused by fire, accident, act of God, mechanical breakdown or other causes beyond Company's control. Since the time element is an integral part of the fulfillment business, quoted prices are based upon a specific set of time schedules for completion. Any requested deviation from the schedules described or agreed upon by both parties at commencement of the assignment may alter the quoted price. Materials delivered late may affect the completion date of the order by a greater degree than the actual elapsed time that the material is late.

     11. INSURANCE: Client retains title to and the insurable interest in its materials. Company is not required to insure materials against loss or injury however caused; however, Company agrees to exercise reasonable care in protecting Client's materials and to comply with any reasonable requests made by Client's insurance carriers with respect to the protection of Client's materials.

     12. INDEMNIFICATION: Each party (the "Indemnifying Party") agrees to indemnify and hold harmless the other party, its officers, directors, members, shareholders, employees, or agents (the "Indemnified Parties") from and against any and all liabilities, losses, damages, claims, suits, judgments, costs, and expenses (including reasonable attorney's fees and the costs of any investigation or action related thereto) ("Losses") suffered or incurred by the Indemnified Parties (i) as a result of the Indemnifying Party's failure to perform or its improper performance under this Agreement, or (ii) from the breach or incorrectness of any representation or warranty made herein by the Indemnifying Party. Nothing in this Section shall be deemed to act as a waiver of any right or remedy at law or equity of either party. In addition: (a) Client shall indemnify and hold harmless Company and its Indemnified Parties from and against any and all liabilities, losses, damages, claims, suits, judgments, costs, and expenses (including reasonable attorney's fees and the costs of any investigation or action related thereto) suffered or incurred directly or indirectly by Company as a result of personal injury or property damage caused by any products or materials delivered by Client or received by Company on behalf of Client; and (b) Company shall indemnify and hold harmless Client and its Indemnified Parties from and against any and all liabilities, losses, damages, claims, suits, judgments, costs, and expenses (including reasonable attorney's fees and the costs of any investigation or action related thereto) suffered or incurred directly or indirectly by Client as a result of any failure to comply with any applicable federal, state or international laws, rules or regulations (collectively, "Laws") in performing the Services, including without limitation any failure to comply with any Laws relating to employment and/or building codes.

     13. CALLER INFORMATION: Company acknowledges that all call data and all customer information that Client provides is valuable to Client and will remain the property of Client, except as it may be used under the terms of this Agreement. This Section 13 shall remain in effect after the termination of this Agreement.

     14. ERRORS IN FULFILLMENT: If any error in fulfillment occurs, except as set forth in Exhibit B, Company will be liable only to the extent of re-mailing a correction to the affected addresses as soon as reasonably possible to rectify the mistake, and damages due by Company to Client will be limited to the value of the work performed.

     15. LIMIT ON DAMAGES: NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY AND EXCEPT AS OTHERWISE STATED IN THIS AGREEMENT, COMPANY'S ENTIRE LIABILITY TO CLIENT FOR DAMAGES IN CONNECTION WITH THE SERVICES PROVIDED TO CLIENT OR PROVIDED BY CLIENT TO ITS CLIENTS SHALL NOT EXCEED FIFTY PERCENT (50%) OF COMPANY'S INVOICES SENT TO CLIENT DURING THE LAST TWELVE (12) MONTHS, LESS PASS-THROUGH EXPENSES (E.G., FREIGHT, POSTAGE, AND SO FORTH), IN CASE THERE HAVE NOT BEEN TWELVE
         (12) MONTHS OF INVOICES SENT, THEN THE DAMAGES SHALL BE LIMITED TO FIFTY PERCENT (50%) OF THE TOTAL AMOUNT OF ALL OF THE INVOICES SENT.

     16. CONFIDENTIALITY: Client acknowledges that in the course of dealing between the parties, it may acquire confidential material and information about Company, including, but not limited to, its business activities and operations, technical and non-technical information, intellectual property, and trade secrets ("Company's Confidential
         Information"). Client agrees that all of Company's Confidential Information shall be held in strict confidence and that Client shall not reveal any such Company's Confidential Information without Company's prior written consent, unless required by applicable law. Client shall not disclose Company's Confidential Information to others except to Client's employees who have a reasonable need to know and who are rendering services for Client in connection with the performance of this Agreement. Client shall cause each of its employees to comply with the terms of this provision.

         Company acknowledges that in the course of dealing between the parties, it may acquire confidential material and information about Client, including, but not limited to, its business activities and operations, its call data and customer lists, source documents, technical and non-technical information, intellectual property, and trade secrets ("Client's Confidential Information"). Company agrees that all of Client's Confidential Information shall be held in strict confidence and that Company shall not reveal any such Client's Confidential Information without Client's prior written consent, unless required by applicable law. Company shall not disclose Client's Confidential Information to others except to Company's employees who have a reasonable need to know and who are rendering services for Company in connection with the performance of this Agreement. Company shall cause each of its employees to comply with the terms of this provision.

     17. DEVELOPMENTS: Anything created or developed in whole or in part by Company (whether or not created or developed while providing fulfillment services to Client), including without limitation, all custom programming, information databases, software, or business methods or processes, and any and all copies thereof are and will remain the sole and exclusive property of Company. At the request of Company, Client will deliver to Company any of the foregoing in its possession.

     18. COMPLIANCE WITH LAW: Client represents and warrants to Company that all goods and services of Client, and all materials provided to Company, will comply with all applicable Laws. Client will be responsible to make certain that Company, on behalf of Client, is authorized under all applicable laws and regulations to offer, sell or deliver, as the case may be, all of Client's products and services in jurisdictions in which services are provided by Company hereunder. Company represents and warrants to Client that all Services will comply with all applicable Laws.

     19. ORAL ORDERS: Written orders are strongly recommended. Oral orders may be accepted provided, however, that the final specifications will be those understood by Company at the time the work is completed. The terms of this Agreement supersede any inconsistent terms in any purchase order submitted by Client.

     20. MISCELLANEOUS: This Agreement may not be modified except by a written instrument signed by Client and by Company's President or its signatory to this Agreement. All warranties, representations, indemnities, covenants, and other agreements of the parties hereto will survive the execution, delivery, and termination of this Agreement. This Agreement will inure to and bind the successors and assigns of the respective parties hereto. Neither party hereto may sell, assign, transfer, pledge or encumber any of its rights or delegate any of its duties or obligations under the terms of this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld, provided that if a party sells substantially all of its assets or merges with another entity, it may assign this Agreement in connection with such sale or merger. No such permitted assignment will relieve the assigning party of its liabilities under this Agreement, including all payment obligations. Any waiver by any party hereto of any breach of any kind or character whatsoever by any other party, whether such waiver be direct or implied, will not be construed as a continuing waiver of, or consent to, any subsequent breach of this Agreement on the part of the other party or parties. No course of dealing or performance between the parties hereto, nor any delay in exercising any rights or remedies hereunder or otherwise, will operate as a waiver of any of the rights or remedies of any party hereto. The provisions of this Agreement will be severable.

     21. MAJEURE: Notwithstanding anything to the contrary in this Agreement, neither party shall be deemed to have violated this Agreement on account of any delay or other failure (except for payment of monies) to the extent such failure is due to forces beyond the reasonable control of the party obligated to perform such as by reason of any act of God, labor dispute, non-delivery by suppliers or others, breakdown of facilities, legal enactment, governmental order or regulation or any other cause beyond their respective control. In the case of any such event of Force Majeure, the party whose performance has been affected shall use all reasonable efforts to fulfill its obligation as soon as practicable. However, should the delay or other failure be material and continue for more than thirty (30) days, the party entitled to performance may elect to declare this Agreement terminated, effective upon delivery of written notice of early termination to the other party.